UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 29, 2014

ALAMOGORDO FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	000-29655	74-281948
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (575) 443-9334

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On August 29, 2014, Alamogordo Financial Corp. and its wholly owned subsidiary, Bank’34, completed their acquisition of Bank 1440.  The acquisition was consummated in accordance with an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 25, 2013, as amended, by and among Alamogordo Financial Corp., Bank’34 and Bank 1440.

At the effective time of the acquisition, each share of common stock, par value $1.00 per share, and Series A preferred stock, par value $1.00 per share, of Bank 1440 (other than shares owned by Alamogordo Financial Corp. or Bank’34) was converted into the right to receive 0.17064 shares of Alamogordo Financial Corp. common stock and $0.94 in cash, with cash paid in lieu of fractional shares at a rate of $16.00 per share of Alamogordo Financial Corp. common stock.

Each outstanding option to acquire shares of Bank 1440 common stock or Bank 1440 preferred stock that had an exercise price less than $4.70 was exchanged for a cash payment equal to the number of shares of Bank 1440 common stock or Bank 1440 preferred stock subject to the Bank 1440 option by the amount by which $4.70 exceeded the exercise price per share of the Bank 1440 option.  Bank 1440 also caused all holders of Bank 1440 options that had an exercise price greater than $4.70, whether or not vested, to cancel such Bank 1440 options.  In addition, Bank 1440 offered a nominal amount of consideration to holders of Bank 1440 warrants to induce such persons to cancel their warrants. The aggregate consideration to be paid in the acquisition (including cash for the cancellation of stock options and warrants) consists of approximately 379,816 shares of Alamogordo Financial Corp. common stock and $3.4 million in cash, excluding cash paid for fractional shares.

The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Current Report, respectively, and are incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Financial statements are required by this Item will be filed by amendment to this Current Report no later than November 17, 2014.

(b)           Pro Forma Financial Information

Pro forma financial information required by this Item will be filed by amendment to this Current Report no later than November 17, 2014.

           (d)           Exhibits

Exhibit No.             Description

2.1
Agreement and Plan of Merger, dated as of June 25, 2013, as amended, by and among Alamogordo Financial Corp., Bank’34 and Bank 1440 (incorporated by reference to Annex A to the definitive proxy statement/prospectus of Alamogordo Financial Corp. filed with the Securities and Exchange Commission on May 22, 2014 (Commission File No. 333-192233))

99.1	Press Release dated August 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALAMOGORDO FINANCIAL CORP.

DATE: September 5, 2014	By: /s/ Jill Gutierrez
Jill Gutierrez
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description

2.1
Agreement and Plan of Merger, dated as of June 25, 2013, as amended, by and among Alamogordo Financial Corp., Bank’34 and Bank 1440 (incorporated by reference to Annex A to the definitive proxy statement/prospectus of Alamogordo Financial Corp. filed with the Securities and Exchange Commission on May 22, 2014 (Commission File No. 333-192233))

99.1	Press Release dated August 29, 2014